                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 6, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


               TEXAS                     0-22576                75-2488635

    (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)             File Number)        Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     (a) On Feburary 6, 2002, Coho Energy, Inc. (the "Company"), and its wholly-owned direct and indirect subsidiaries, Coho Resources, Inc., a Nevada corporation, and Coho Oil & Gas, Inc., a Delaware corporation, (collectively with the Company, the "Debtors"), jointly filed for protection under Chapter 11 of the United States Bankruptcy Reform Act of 1978, as amended, in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (consolidated under Case No. 02-31189-11). No receiver has been appointed as the Debtors intend to remain as debtors-in-possession. A press release of the Company, attached hereto as Exhibit 99.1, contains more information regarding the bankruptcy proceeding and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

  (99.1) Company Press Release dated February 6, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Coho Energy, Inc.



Date: February 20, 2002                   By:     /s/ Gary L. Pittman
                                             -----------------------------------
                                                  Gary L. Pittman
                                                  Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
(99.1)        Coho Energy, Inc. Press Release dated February 6, 2002
              (filed herewith).


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